Exhibit 99.1

Investor Meetings

March 17-21, 2014

Cross Winds® Energy Park Consumers Smart Energy Program

Jackson Gas Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

1

Territory Overview

• Fourth largest combination

utility in the United States

•	1.8 million electric and 1.7

million gas customers

• 8,600 MW of owned and

purchased generation

Lake Winds ® Capacity

Energy Park

Cross Winds®

Energy Park • 312 TBtu of gas storage

Capacity

• Premium regulatory

Environment

one of largest investors and employers in Michigan.

2

Mindset

10-Year Actual $1.66

Dividend 7% CAGR

EPS $1.78 5%—7%

Peers 4% $1.74

$1.55

$1.36	$1.45
$1.26	6%
$1.21	a $1.08

6% 5%—7%

$1.08	14% $1.02

$0.96 96¢

$0.90 27% 84¢

$0.81 Int’l Sale $0.84 32% 66¢

39% 50¢

80%

36¢

20¢

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Future

            Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70%

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . drives consistent “real” EPS growth.

CMS Energy MODEL . . . .

RESULTS

Consistent Predictable

Investment

Self-Imposed Limits Ten year—$15 billion Sustainable base rates < 2% inflation Small, bite size projects

None “Bet The Company”

Investment “Needed Not Wanted”

Upside Catalysts

A. Capex >$15 billion B. PPA’s expire = 2,000 MW C. Credit rating D. Sales E. Capacity price increases F. ROA elimination G. Continuous cost reductions

. . . . benefits customers AND shareowners.

Model Delivers......

Above Average Return EPSa Growth vs Peers

Future 7%

Return

Attractive dividend yield 4% 5% 5%-7% 6%

62% payout ratio

EPS growth rate 5%-7% 4% 4%

Driven by $7 billion

investment in regulated

Utility over next five years

Shareowner return 9%-11%

CMS Peers CMS Peers

Ten-Year             Growth Future

Adjusted EPS (non-GAAP)

......good, future return opportunity.

5

A. Visible, 10-Year INVESTMENT Plan . . . .

2013-2022 Opportunity Level

10-Year Plan

Amount

(bils)

Generation capacity

• PPA replacement $1.7

• ROA return

Higher renewables .3

Gas conversions & expansion 1.0

Electric reliability &

transmission 2.0

Total Opportunities $5.0

Rate Base 6%

Customer

base rates <2 >4

X

. . . . reflects catch-up needed to reduce cost and improve reliability.

6

Visible Investment: Catch-Up

Amount

(bils)

$1.8

$1.5

Peers

CMS

2013 Pct of Market Cap

Cap Inv OCF Liquidity

CMS 21% 20% 24%

Peers 18 16 20

2003             2004             2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: 10K; actual amounts through 2012 smoothed for illustration

. . . . . . creates unique opportunity; with OCF already stronger than peers.

Visible Investments: Customer-Driven. . . . . . . .

Clean Power Capacity Reliability Infrastructure

$2.5 Billion $1.5 Billion $4.0 Billion $4.5 Billion

Environmental New gas acquisition Consumers Smart Energy Gas distribution

Renewable energy Pipeline replacements Main replacements Propane switching

Ludington Pumped Storage Gas conversions Electric reliability Electric distribution

. . . . . small and incremental with no big bets.

Visible Investment: Gas Infrastructure . . . . . .

Gas System Investment

Amount

• #4 largest gas utility(bils)

$ 3.0

$2.6

• 27,000 miles of distribution mains 2.5 $2.3

• 24,000 miles of service pipe 2.0

1.5 $1.4

• 1,700 miles of transmission lines

1.0

• 312 TBtu gas storage

0.5

0

2008 - 2012 2013 - 2017 2018 - 2022

accelerating investment opportunities.

Visible Investment: Gas Infrastructure

New Business Service Installs

New Installs Propane to Natural Gas

• Propane to natural gas 3,071

• Customer savings ~$1,500 per

year

• 5-Year Plan ~15,000 customers 1,733

who will switch 1,365

• Potential – 85,000 284

• Investment potential 147 8,145

6,516

• 2014-2018 average $45 4,925 5,499

million per year 4,246

2010 2011 2012 2013 2014

Forecast

investment opportunities.

Visible Investment: Major Generation

Over 6 GWs of Generation Assets

Karn/Weadock

Generating Complex

New Capacity

$0.4 B Generation

Reliability Ludington Pumped

Storage Plant

$0.7 B

Cross Winds

Energy Park

Environmental

Controls

$1.0 B Campbell Generating

Plant

Jackson Plant

Investing over $2 billion in generation over the next 5 years.

Visible Investment: Renewable Energy . . . .

• Michigan energy law requires:

• 10% renewables by 2015

• Purchase 50% and build 50%

• Lake Winds®Energy Park

• 100 MW, 56 Vestas turbines

• Commercial operation – November 2012

• $235 million

• Cross Winds®Energy Park Phase I

• 105 MW, 62 GE turbines

• Commercial operation – November 2014

• $255 million

. . . . Michigan’s largest renewable energy supplier.

Visible Investment: Rate Base Growth

Amount

(bils) Gas Capital Investment “Checklist”

$ 20 $19

Electric

? Add Customer Value

$15 $6

15 ? Reduce O&M Costs

$11 $4 ? Reduce Fuel Costs

10 $3 ? Mandated by State or

$13 Federal Regulators

5 $11

$8

0

2013 2017 2022

Base Rate Increases <2% <2%

drivesrives EPS, cash flow, and dividend growth.

B. Expiring PPA’S

MW • Replace PPA

10,000 contracts with

Planned Demand Reductions owned

9,000 generation

Capacity Shortfall

8,000 Jackson Plant

Classic 7 • Provides

7,000 Mothballed

(950 MW) ? incremental

Palisades PPA

Termination

6,000(778 MW) rate base (and

MCV PPA

Termination

(1,240 MW) earnings

0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2025 potential) with

CE Portfolio Jackson Plant no impact to

Capacity Shortfall Smart Energy, EO, Interruptibles customer rates

Net Peak Demand Plus Reserves Total Peak Demand Plus Reserves

will provide investment headroom.

C. Credit RATINGS . . . .

CMS ENERGY



Scale
S&P / Fitch
Moody's
S&P (March)
Moody's (January)
Fitch (February)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Positive
Stable
Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . just upgraded, more ahead?

15

Michigan Economy Performance

Gross Domestic Product – 2010 through 2012

WA 5th

MT

8.1 6.7 Best

ME

SD WI 11% 2.7

ID 4.7 5.9 VT NH

2.1 WY NY

IA 8.2 6.1

(3.5) NE 6.6 MA

6.6

7.4 7.9

IL PA

NV UT CO 5.9 IN OH 5.9 NJ CT RI

2.9 KS 12.3 7.3 1.0 2.4

6.2 7.3 MO WV MD 3.1

4.3 KY VA 7.5 DE

CA 6.1 1.4

OK TN

5.0 NC DC

AZ 4.7 AR 8.4 5.6 5.7

NM 4.6

4.2 0.7 SC

MS AL GA 7.6

3.2

TX LA 5.0 5.7

13.0 4.6

FL

HI AK 3.6 Highest quintile

6.9 1.2 Fourth quintile

Third quintile

U.S. Total = 6.7% Second quintile

Lowest quintile

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 – 2011 revised, 6/6/13 among the best in the nation.

D. Consumers SALES Growth

Examples of New Business Economic Indicators

Electric Grand

Gas Rapids Michigan U.S

Combination

Unemployment 5.6% 8.4% 6.7%

December 2013

GDP (real) 2010 thru 2012 14 11 7

Population 2010 Census 2 0 2

thru July 2012

Eco-Bio Plastics

3 MW Industrial Sales

Betz Industries CMS 6%

8 MW Plan Conservatively

Enbridge U.S. Utilities 2%

28 MW <1%

Dart Container

Magna-Cosma 2 MW

Casting

4 MW Norplas -5%

5 MW -6%

2008-2009 2010-2012 2013-17 Plan

Secant MACI Recession Recovery Assumptions

7 MW 6 MW

best economic indicators in State.

E. CAPACITY Price Market Increases

Today Future Scenarios

(mils)(mils)

+$50 $55

+$30 $35

$5

Capacity price < $0.50 $4.50 $7.50

($ kW per month)

could add value to the 700 MW “DIG” plant.

F. Retail Open Access Policy(ROA)

0.02%

310 “ROA” Electric • Governor wants affordable

Customers residential bills and

competitive industrial rates

• Eliminating ROA could:

• Lower industrial rates by 10%

or all customers by 4%

1.8 Million Consumers Energy • Policy has big impact on

Customers = 99.98% competitiveness

• $150 million cost opportunity

change could allow for lower industrial rates.

Michigan’s Energy Future

Governor’s 2025 Energy Goals Regulatory Support

• Adaptability

• Eliminate energy waste

• Reduce coal, replace with renewables

and gas

• Reliability

• Top quartile performance (SAIFI)

• Top half performance (SAIDI)

• Affordability

• Residential bills below U.S. average

• Competitive industrial rates

• Environmental Protection(from the right)

Michigan Governor Rick Snyder

• Reduce mercury, acid rain, particulates MPSC Chairman John Quackenbush

• Increase renewables Michigan Energy Office Director Steve Bakkal will continue to strengthen with sound policy and strong leadership.

The Governor on Retail Open Access. . . .

Question: “You seem to agree with utilities’ argument on choice. Does that mean you will eliminate shopping altogether or keep the 10% cap in place?”

“Choice creates a lot of challenges and problems so I wouldn’t jump to say increasing choice is the answer. I’m concerned about people bouncing back and forth depending on what’s going on with rates, essentially trying to arbitrage markets.”

Governor Rick Snyder

The Jackson City Council voted unanimously to pass a resolution opposing House Bill 5184.

. . . . choice is not the solution to industrial competitiveness.

G. Self-Initiated COST Control

Average Annual O&M Change

+6%

+2%

+1%

Peers

Major

CMS Flat Storms

-2%—3% -2%

Peers 2013 -6%

Reinvestment

w/o Storm Changes Major 2013

Actual/Plan -8% Storms

-10%

Average -3.7% Plan Conservatively

2006-2012 2012 2013 2014 2014-2018

holds down rates and allows better system reliability.

G. Continuous COST Reduction

Past Progress Future Examples

Headcount Fuel Mix MW Employees

7,600 2016 Retire Coal—900—300

2016 Add GCC + 540 + 20

$100k

Each 7,200 Total -360—280

Future Savings (mils) $25

600

1,000 $60k Benefits Future Savings Annual

Each(mils)

2002-2012 Actions completed $25

2013 EGWP, OPEB & other 50

Future savings $75

2010 2012

People Productivity = $64 million Fuel and Benefits $100

a way of life at CMS.

Constructive Regulation

Commission Tier 1 State Ranking

1 Michigan

2

John Quackenbush (R), Chairman

Term Ends: July 2, 2017

3

4

5

Sally Talberg (I) Greg White (I)

Term Ends: July 2, 2019 Term Ends: July 2, 2015

Barclays Research

strong law on the books supported by a quality commission.

Rate Cases Eliminated!

Gas Rate Case Avoided Electric Rate Case Avoided

$100 O&M

$49 O&M Tax

Tax/Other

Cross Winds®

$0 $0

2013 2014 2014

good for customers (prices) and investors (no ROE risk).

Customer Rates – Working With MPSC To Be

2013-2017 Cost Reductions

Annual Average Base Rate Increasesa

? Eliminate 2014 base rate

2% Inflation increases:

• Electric

• Gas

~1% ~1%

? Eliminated renewable

surcharge

? Eliminated rate skewing

Electric Gas ? Lowered summer block

a Includes surcharges rates

affordable and sustainable.

Competitiveness

Residential Electric Bill Industrial Electric Rate

(vss U.S. Average)(vss Midwest Average)

Consumers Higher/(Lower) Consumers Higher/(Lower)

25% 25% Self-initiated(2)%

22% Rate Design(8)

20% 20% Total(10)%

Self-initiated(2)%(10) pts

15%(no rate case, 15%

securitization)

10% Rate Design 3 10%

Total 1%

5% 5%(15) pts

Peers b Peers b

-5% -5%(3)%

1	pt(10)% Policy (15)%

-10% 1 pt -10%

(12)%

-15% -15%

-20% Policy 1% -20%

-25% -25%

            Today a 2014 2015 Today 2014 2015

a Based on EIA data for 12 months ended October 31, 2013

b Peer rate/bill assumed to increase at 2% a year in future

achievable in both residential bills and industrial rates.

27

CMS Mindset

Icy Late December

O&M B/(W)

Than Forecast

(mils)

• Storm(total $50 M) $(37)

• Insurance 16

2014 Cold • Lower contributions 9

Winter 2012 Hot • Sales-weather 12

Summer Total $ 0

2013 Cold $1.66

Winter & Reinvested +7%

Cost Savings earlier 2013 Mild

Guidance Summer

2012 2012 Reinvestment (January-October) Amount

Warm Cost(mils)

Winter Saving Improve gas reliability $16

Improve electric reliability 14

Accelerate generation maintenance 7

Prefund pension & storm response 21

Total $58

deliver for customers AND investors.

Operating Cash Flow Growth

Amount

(bils) Gross operating cash flowa Up $0.5

Billion

$ 2.5 up $0.1 billion per year

$2.2

$2.1

2.0 $1.9 $2.0

$1.7 $1.8

$1.6

$1.5

1.5 Interest $1.4 $1.45 Working capital

and taxes

Investment

1.0

0.5

0

(0.5) a Non-GAAP Cash flow before dividend

2012 2013 2014 2015 2016 2017 2018

NOLs & Credits $0.7 $0.6 $0.4 $0.5 $0.4 $0.2 $0.1

self-funds investment and strategy.

Key Takeaways

EPS a “Real” Growth

$2.00 7%

Core Fundamentals

7% 5%

+7% 5% ? Visible Investment

+7%

+8% +7% ? Cost Controls

+12%

+12% +4% Target 5%—7% ? Plan Conservatively

+7% Actual = 7%

+11% ? Supportive Regulatory

? Catalysts Upside

Target 6%—8% Actual EPS = 8%

            2003             2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Beyond

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

distinguishistinguish CMS favorably with customers and owners.

Appendix

Medel Delives.....

One Three Five Ten Future Annual

Year Year Year Year Growth

CMS Energy 7% 22% 37% 105% 5%-7%

Note: Dividend Growth 6 29 116 na 5-7

Peer Group 3 9 15 45 ?

Source: Bloomberg, periods ending 12/31/2013. Consensus used for companies that haven’t reported.

. . . . EPS cumulative growth at the very high end of all peers.

Purchase of Jackson Gas Plant . . . .

The Transaction

Asset: 540 MW gas plant located in Jackson, Michigan Price: $155 million ($286/kW) Technology: Combined cycle Heat rate – 8,800 Btu/kWh

Connecting The “Dots”

• Retire small coal plants

• Recover through securitization; lower rates

• Replace with cleaner, inexpensive gas plant purchase

• Suspend CON; Thetford on hold

• Close late 2015 when needed

• Creates headroom for other needed investments

. . . . providesr substantial savings to customers.

Capital Investment . . . .

Amount (bils) $1.8

$7.4 Now $8

+$1 . Bil

A.) Was $7 B.) $6.3 w/Thetford w/o Thetford Estimated 2019 Depreciation $800 Million 2014 Depreciation $600 Million

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

. . . . up $0.4 billion; $545 million savings from Jackson IPP more than offset by addition of $1 billion!

Capital Expenditures

2014-2018 Plan

2013 2014 2015 2016 2017 2018 Total

(mils)(mils)(mils)(mils)(mils)(mils)(mils)

Electric

Distribution $ 199 $ 190 $ 197 $ 202 $ 211 $ 208 $ 1,008

Generation 89 96 93 88 60 155 492

New Customers 48 47 38 39 38 34 196

Other 96 102 81 82 84 61 410

Electric Base Capital $ 432 $ 435 $ 409 $ 411 $ 393 $ 458 $ 2,106

Gas

Distribution $ 177 $ 152 $ 181 $ 177 $ 193 $ 212 $ 915

New Customers 45 45 40 36 36 35 192

Other 88 60 53 53 49 44 259

Gas Base Capital $ 310 $ 257 $ 274 $ 266 $ 278 $ 291 $ 1,366

Total Base Capital $ 742 $ 692 $ 683 $ 677 $ 671 $ 749 $ 3,472

Investment Choices

Environmental $ 292 $ 280 $ 200 $ 122 $ 114 $ 111 $ 827

Electric Reliability 102 156 208 108 129 133 734

Gas Infrastructure 117 182 198 178 202 211 971

New Gas Plant Capacity ——155 10 100 265

Renewables 83 163 9 ——172

Consumers Smart Energy 66 84 134 175 120—513

Ludington Hydro & other 62 90 55 58 56 145 404

Total Choices $ 722 $ 955 $ 804 $ 796 $ 631 $ 700 $ 3,886

Total Utility $ 1,464 $ 1,647 $ 1,487 $ 1,473 $ 1,302 $ 1,449 $ 7,358

2014 Cash Flow Forecast (non-GAAP)

CMS Energy Parent

Amount

(mils)

Cash at year end 2013 $ 116

Sources

Consumers Energy dividend and tax sharing $ 670

Enterprises 25

Sources $ 695

Uses

Interest and preferred dividend $(135)

Overhead and Federal tax payments(10)

Equity infusion(350)

Pension contribution 0

Uses a $(495)

Cash flow $ 200

Financing and Dividend

New issues $ 250

Retirements(250)

DRP, continuous equity 45

Net short-term financing & other(10)

Common dividend(290)

Financing $(255)

Cash at year end 2014 $ 61

            Bank _ Facility ($550) available $ 548

a Includes other

Consumers Energy

Amount

(mils)

Cash at year end 2013 $ 18

Sources

Operating (depreciation & amortization $679) $ 1,800

Other working capital(125)

Sources $ 1,675

Uses

Interest and preferred dividend $(225)

Capital expenditures b(1,645)

Dividend and tax sharing $(225) to CMS(670)

Pension contribution 0

Uses $(2,540)

Cash flow $(865)

Financing

Equity $ 350

New issues (includes securitization bonds) 850

Retirements(200)

Net short-term financing & other(128)

Financing $ 872

Cash at year end 2014 $ 25

Bank Facility ($650) available $ 650

AR Facility             ($250) available $ 180

b Includes cost of removal and capital leases

2014 Sensitivities . . . .

Annual Impact

Status Sensitivity EPS OCF

(mils)

Sales a

• Electric (37,017 Gwh) + 1% + $0.05 + $20

Gas (291.0 Bcf) + 5 + 0.07 + 30

Gas prices (NYMEX) + $1.00 –+ 0.01 –+ 60

ROE (authorized)

• Electric (10.3%) + 25 bps + 0.03 + 12

Gas (10.3%) + 25 + 0.01 + 5

            a Reflect 2014 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

GAAP Reconciliation

Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Reported earnings (loss) per share—GAAP($0.30) $0.64($0.44)($0.41)($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $ 1.66

After-tax items:

Electric and gas utility 0.21(0.39) —(0.07) 0.05 0.33 0.03—0.17 -

Enterprises 0.74 0.62 0.04(0.02) 1.25(0.02) 0.09(0.03)(0.11)(0.01)*

Corporate interest and other 0.16(0.03) 0.04 0.27(0.32)(0.02) 0.01*(0.01)**

Discontinued operations (income) loss(0.16) 0.02(0.07)(0.03) 0.40(*)(0.08) 0.08(0.01)(0.03)*

Asset impairment charges, net — 1.82 0.76 0.60 — — —

Cumulative accounting changes 0.16 0.01 — — — — -

Adjusted earnings per share, including MTM—non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $ 1.66

Mark-to-market impacts 0.03(0.43) 0.51

Adjusted earnings per share, excluding MTM—non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA

*	Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2012 2013 2014 2015 2016 2017 2018

Consumers Operating Income + Depreciation & Amortization $ 1,635(a) $ 1,740 $ 1,800 $ 1,876 $ 1,952 $ 2,054 $ 2,162

Enterprises Project Cash Flows 17 16 25 30 28 35 36

Gross Operating Cash Flow $ 1,652 $ 1,756 $ 1,825 $ 1,906 $ 1,980 $ 2,089 $ 2,198

Other operating activities including taxes, interest payments and working capital(411)(335)(375)(356)(730)(739)(748)

Net cash provided by operating activities $ 1,241 $ 1,421 $ 1,450 $ 1,550 $ 1,250 $ 1,350 $ 1,450

(a)	excludes $(59) million 2012 disallowance related to electric decoupling

Consumers Energy

2014 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses		Reclassifications From Sources and Uses to Statement of Cash Flows						Consolidated Statements of Cash Flows	
Description	non-GAAP Amount	Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Common Dividends as Financing	GAAP Amount	Description
Cash at year end 2013	$ 18	$ -	$ -	$ -	$ -	$ -	$ -	$ 18	Cash at year end 2013
Sources									
Operating (dep & amort $679)	$ 1,800								
Other working capital	(125)								
Sources	$ 1,675	$ (242)	$ (225)	$ 39	$ 23	$ 58	$ -	$ 1,328	Net cash provided by operating activities
Uses									
Interest and preferred dividends	$ (225)								
Capital expenditures *	(1,645)								
Dividends/tax sharing to CMS	(670)								
Uses	$ (2,540)	$ 225	$ 225	$ (39)	$ -	$ -	$ 445	$ (1,684)	Net cash used in investing activities
Cash flow	$ (865)	$ (17)	$ -	$ -	$ 23	$ 58	$ 445	$ (356)	Cash flow from operating and investing activities
Financing									
Equity	$ 350								
New Issues	850								
Retirements	(200)								
Net short-term financing & other	(128)	17							
Financing	$ 872	$ 17	$ -	$ -	$ (23)	$ (58)	$ (445)	$ 363	Net cash provided by financing activities
Net change in cash	$ 7	$ -	$ -	$ -	$ -	$ -	$ -	$ 7	Net change in cash
Cash at year end 2014	$ 25	$ -	$ -	$ -	$ -	$ -	$ -	$ 25	Cash at year end 2014

* Includes cost of removal and capital leases

41

CMS Energy Parent

2014 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Presentation Sources and Uses Non Equity Consolidated Statements of Cash Flows

non-GAAP Uses GAAP

Description Amount as Operating Other Amount Description

Cash at year end 2013 $ 116 $—$ (116) $—Cash at year end 2013

Sources

Consumers Energy dividends/tax sharing $ 670

Enterprises 25 Net cash provided by

Sources $ 695 $(168) $—$ 527 operating activities

Uses

Interest and preferred dividends $ (135)

Overhead and Federal tax payments(10)

Equity infusions(350)

Pension Contribution—Net cash used in

Uses (a) $ (495) $ 145 $—$(350) investing activities

Cash flow from

Cash flow $ 200 $(23) $—$ 177 operating and

investing activities

Financing and dividends

New Issues $ 250

Retirements(250)

Equity programs (DRP, continuous equity) 45

Net short-term financing & other(10) 23

Common dividend(290) Net cash provided by

Financing $ (255) $ 23 $ 55 $(177) financing activities

Net change in cash $ (55) $—$ 55 $—Net change in cash

Cash at year end 2014 $ 61 $—$ (61) $—Cash at year end 2014

(a)	Includes other

Consolidated CMS Energy

2014 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Eliminations/Reclassifications/Consolidation to

Arrive at the Consolidated Statement of Cash Flows

Statements of Cash Flows Other Consumers Equity

Consumers CMS Parent Consolidated Common Dividend Infusions to Consolidated Statements of Cash Flows

Description Amount Amount Entities as Financing Consumers Amount Description

Cash at year end 2013 $ 18 $—$ 154 $—$—$ 172 Cash at year end 2013

Net cash provided by $ 1,328 $ 527 $ 40 $(445) $—$ 1,450 Net cash provided by operating activities operating activities

Net cash provided by(1,684)(350)(114)—350(1,798) Net cash used in investing activities investing activities

Cash flow from $(356) $ 177 $(74) $(445) $ 350 $(348) Cash flow from operating and operating and

investing activities investing activities

Net cash provided by $ 363 $(177) $ 18 $ 445 $(350) $ 299 Net cash provided by financing activities financing activities

Net change in cash $ 7 $—$(56) $—$—$(49) Net change in cash

Cash at year end 2014 $ 25 $—$ 98 $—$—$ 123 Cash at year end 2014